Zanett, Inc. 212-583-0300

FOR IMMEDIATE RELEASE

$10.7 Million Revenue in Q1 up 12% from Q4;
$923k Cashflow Generated in Q1
$800k in Debt Paid Down;
$135 Million Gross Sales Pipeline;
Form 10K filed by Zanett

NEW YORK, NY, May 18, 2010 -- Zanett, Inc. (NasdaqCM : ZANE), a leading consulting firm specializing in serving Fortune 500 corporations and mid-market organizations in Health care, Life Sciences, Manufacturing & Distribution, Retail, Gaming & Hospitality, and State & Local Government has announced its financial results for Q1 ended March 31, 2010.

FINANCIAL HIGHLIGHTS FOR FIRST QUARTER OF 2010

•	12% revenue increase to $10.7 million in Q1 2010, vs. $9.6 million in Q4 2009.
•	2% revenue decline to $10.7 million in Q1 2010, vs. $11.0 million in the first three months of 2009.
•	GAAP Operating loss of $18K in Q1 of 2010, vs. GAAP operating loss of $194K in the same period 2009.
•	Cashflow provided by operating activities totaled $923K.
•	$800,000 in debt repaid.
•	Total business closed over $17 million – revenue to be realized over the next 18 months.
•	Pipeline remains strong over $135 million un-weighted at March 31, 2010.

POSITIVE DEVELOPMENTS – ZANETT WELL POSITIONED

Dennis Harkins, President & CFO of Zanett, said, “Revenue was unremarkably stable during Q1, but during the period we did realize over $900k in cashflow, and paid down over $800k in debt.  The part that is really exciting for me is the $17 million in new contracts which were closed during Q1.  Because the nature of these contracts is long-term, the bulk of this revenue will be realized over the next 18 months.”

“I think we are very well positioned.  Our un-weighted pipeline of new business remains strong, currently approaching $135 million.  I am very excited about the next 9 months.  If everything remains on track, we could be in for a record year.”

“Each and every one of our employees is working double-time to take advantage of the opportunities presented to us today.  Our employees are the single thing that makes Team Zanett great.”

- more -

About Zanett, Inc.

Zanett is a leading business process outsourcing (BPO), IT enabled services (ITES), and information technology (IT) consulting firm serving Fortune 500 corporations and mid-market organizations in Healthcare, Life Sciences, Manufacturing & Distribution, Retail, Gaming & Hospitality, and State & Local Government.  Zanett helps organizations align business objectives with outsourced technology-enabled services to create Real Enterprise Value. We offer solutions ranging from business consulting as well as custom business solutions that integrate and implement Oracle's full suite of product offerings Oracle, JD Edwards, PeopleSoft, Seibel, including infrastructure technology and managed services together with associated Oracle Fusion technologies. Zanett employs over 210 professionals in North America and Asia with offices in Atlanta, Boston, Cincinnati, Indianapolis, Jacksonville, New York City, North Palm Beach, and Manila. For more information please visit http://www.zanett.com/ or http://healthcare.zanett.com ..

Certain statements in this news release regarding projected results of operations, or, projected results of financial plans or future strategies and initiatives, including, but not limited to, projections of revenue, projections of profitability, any and all future expectation, and plans for future activities may and should be regarded as ``forward-looking statements'' within the meaning of the Securities Litigation Reform Act. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause Zanett, Inc.'s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Zanett currently is considering, but in reality may or may not in the future implement any or all of the items and issues listed in any planned budget or strategic initiative, due to, among other things, known and unknown risks, uncertainties and other factors.

Circumstances do change, and if and when the landscape changes, Zanett shall endeavor to remain as flexible as possible, and adjust its strategy accordingly. Zanett, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, change in strategy, or otherwise. The aforementioned listing of risks and uncertainties is not inclusive. For a more detailed discussion of some, but not all, of the risks and uncertainties that may affect Zanett, Inc., see Zanett, Inc.'s filings with the Securities and Exchange Commission.

Neither Zanett, Inc. nor Zanett Oracle Solutions is a part of, a division of, nor a subsidiary of, nor in any other manner connected with Oracle Corporation, and no implication is made whatsoever to suggest as such.

- FINANCIAL TABLES TO FOLLOW -

Zanett, Inc.
Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2010	2009
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$71,483	$180,598
Accounts receivable net of allowance
for doubtful accounts of $374,440 and
$432,490, respectively	6,480,352	6,536,874
Income tax receivable	13,431	51,863
Unbilled revenue	560,027	206,681
Prepaid expenses	322,304	250,335
Customer deposits	535,000	535,000
Other current assets	177,944	174,306

Total current assets	8,160,541	7,935,657

Property and equipment, net	1,271,890	1,304,522
Goodwill	17,072,189	16,479,746
Other intangibles, net	542,142	615,088
Other assets	148,734	165,349

Total assets	$27,195,496	$26,500,362

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,082,146	$1,235,640
Accrued expenses	2,446,830	2,836,387
Short-term debt	3,550,982	4,350,090
Short-term debt-related party	-	6,652,322
Short-term renewable unsecured subordinated debt	1,222,226	1,123,048
Other current liabilities	1,577,563	1,032,620
Income taxes payable	11,056 14,591
Deferred revenue	1,682,247	1,228,802
Deferred income taxes	30,645	30,645
Capital lease obligations	35,988	35,988

Total current liabilities	12,639,683	18,540,133

Convertible subordinated note	7,131,983	-
Long term renewable unsecured subordinated debt	975,978	1,131,104
Capital lease obligation	38,982	47,980
Deferred rent expense	85,136	76,535
Deferred income taxes	25,053	25,053

Total liabilities	20,896,815	19,820,805

Commitments and contingencies	-	-

Stockholders' equity
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; none issued and outstanding	-	-
Common stock, $0.001 par value; 50,000,000 shares
authorized; 8,738,833 and 8,738,833 shares
issued and outstanding, respectively	32,443	32,443
Additional paid-in capital	32,482,502	32,482,502
Treasury stock, at cost; 14,915 shares	(179,015)	(179,015
Accumulated deficit	(26,037,249)	(25,656,373

Total stockholders' equity	6,298,681	6,679,557

Total liabilities and stockholders' equity	$27,195,496	$26,500,362

ZANETT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months ended March 31,
	2010	2009
Revenue	$10,699,921	$10,959,853
Operating expenses:
Cost of revenue	7,867,260	7,648,136
Selling and marketing	1,365,643	1,618,774
General and administrative	1,485,317	1,886,528

Total operating expenses	10,718,220	11,153,438

Operating loss	(18,299)	(193,585)

Other expense:
Interest expense	(337,693)	(327,488)

Total other expense	(337,693)	(327,488)

Loss from continuing operations
before income taxes	(355,992)	(521,073)

Income tax provision	25,000	34,136

Loss from continuing operations
after taxes	$(380,992)	$(555,209)

Gain on sale of discontinued operations,
net of taxes	-	887,500

Net (loss)/income	$(380,992)	$332,291

Basic and diluted income/(loss) per share:

Continuing operations	$(0.04)	$(0.07)
Discontinued operations	$-	$0.11

Net (loss)/income per common share to common
stockholders – basic and diluted	$(0.04)	$0.04

Weighted average shares outstanding - basic
and diluted	8,738,833	8,297,783

Zanett, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009
Cash flows from operating activities:
Net (loss)/income	$(380,992)	$332,291
Adjustments to reconcile net income (loss) to net cash
used in operating activities:
Depreciation and amortization	213,001	227,091
Stock based compensation and services	-	155,800
Gain on sale of discontinued operations	-	(887,500)
Provision (reduction) for doubtful accounts	(58,050)	351,654
Deferred income taxes	-	(7,589)
Changes in:
Accounts receivable	114,572	(1,436,203)
Unbilled revenue	(353,346)	(328,580)
Prepaid expenses and other current assets	(62,127)	(27,332)
Other assets	16,616	39,964
Accrued expenses	90,217	354,690
Accounts payable	846,507	555,193
Income taxes payable	(3,535)	18,218
Other current liabilities	-	(5,274)
Deferred revenue	453,446	(273,896)
Deferred rent expense	8,601	(1,850)
Income tax receivable	38,432	-

Net cash provided by (used in) operating activities	923,342	(933,323)

Cash flows from investing activities:
Cash received for acquisitions, net of cash acquired	-	20,715
Cash paid for contingent consideration related
to acquisitions	(47,500)	(72,644)
Additions to property and equipment	(107,423)	(128,070)
Cash received from sale of discontinued operations, net	-	720,833

Net cash (used in)/provided by investing activities	(154,923)	540,834

Cash flows from financing activities:
Payments for debt issuance costs	(13,480)	-
(Repayments)/borrowings of short term debt	(799,109)	36,093
Repayments for redemptions of unsecured notes	(55,948)	(40,937)
Capital lease payments	(8,997)	-

Net cash used in financing activities	(877,534)	(4,844)

Net decrease in cash and cash equivalents	(109,115)	(397,333)
Cash and cash equivalents, beginning of period	180,598	450,304

Cash and cash equivalents, end of period	71,483	$52,971

Supplemental cash flow information:
Income taxes paid	$8,004	$23,507

Interest paid	$129,025	$234,436

Non-cash financing activity:
Shares issued for contingent consideration	-	502,672

Contingent consideration accrued	$582,443	$194,578

Exchange of related party debt for convertible
Subordinated debt	$7,131,983	$-

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